Exhibit 99.2
Earnings Presentation Quarter Ended December 31, 2025 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFCL (7.875% Notes due 2028)

1 References in this presentation to “WHF”, “WhiteHorse Finance”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s investment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC. Important Information and Forward Looking Statements

WhiteHorse Finance Snapshot

Company:	WhiteHorse Finance, Inc.
Equity Ticker:	NASDAQ: WHF
Market Cap:	$140.1MM(1)
Credit Rating:	Egan-Jones: BBB / DBRS: BBB (low)
NAV / Share:	$11.68(2)
Portfolio Fair Value:	$578.6MM(2)
Current Dividend Yield:	15.9%(1)(3)
External Manager:	Affiliate of H.I.G. Capital, LLC ("H.I.G. Capital" or "H.I.G.")

(1) *Based on February 27, 2026, share price of $6.30.*
(2) *As of December 31, 2025.*
(3) *Based on annualized $0.25 per share quarterly distribution, excluding special and supplemental distributions, relative to closing share price.*

WHITEHORSE FINANCE 2

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31st, of each respective year presented, unless otherwise noted. Source: Company filings (1) Based on total capital raised by H.I.G. Capital and affiliates. (2) Includes investments in STRS JV. (3) Based on fair value. Does not include investments in STRS JV.  WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012  WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (the “Investment Adviser”), an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $74BN of capital under management(1)  Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MM  Diversified investment portfolio totaling $578.6MM as of December 31, 2025  Investments across 129(2) positions in 68 portfolio companies as of December 31, 2025 − Average Investment Size(3): $3.7MM (Average Debt Investment Size(3): $5.2MM) − Largest Portfolio Company Investment(3): $22.0MM  Invested $2,889MM in 272 transactions since December 2012 IPO  The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and second lien term loans $180 $272 $404 $415 $412 $441 $470 $590 $691 $819 $760 $696 $642 $579 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.30 $13.63 $12.31 $11.68 $0.20 $0.32 $0.46 $0.51 $0.58 $0.82 $0.86 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.05 $11.47 $12.89 $14.31 $15.79 $17.33 $18.74 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.12 $30.00 $30.46 $31.27 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Net asset value Cumulative special dividends paid Cumulative base dividends paid

Overview of WhiteHorse Finance, Inc. (continued)

Investment Strategy

- Generate attractive risk-adjusted returns in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital
- Differentiated proprietary deal flow from over 70 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries
- Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility
- 11-person investment committee with approximately 350 years of industry experience
- Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM

Summary Stats:

Invested Capital since IPO:	$2,889MM[(1)]
Number of Investments Made:	~272[(1)]
Average Investment Size:	~$3.7MM[(2)]
All-in Yield:	11.0%[(3)]
Net Debt / EBITDA of Current Portfolio Companies:	~4.2x[(4)]
Secured Debt as a % of Total Debt:	~99.7%[(5)]

Note: As of December 31, 2025, unless otherwise noted.

(1) Reflects life-to-date since IPO and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind.

(2) Across 127 investments. Does not include investments in STRS JV.

(3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of December 31, 2025, is 9.1%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.

(4) Measured at origination based on borrower reporting and WHF's target underwriting leverage. Does not include investments in STRS JV.

(5) Based on fair value. Does not include the Company's investments in STRS JV.

WHITEHORSE FINANCE 4

5 Summary of Quarterly Results  Q4 Net Investment Income (“NII”) and Q4 Core NII(1) was $6.6 million, or $0.287 per share, which compares with Q3 NII and Q3 Core NII of $6.1 million, or $0.263 per share.  Net realized and unrealized gains on investments and foreign currency transactions for Q4 2025 totaled $1.8 million, primarily driven by net markups across the portfolio.  Voluntary incentive fee waiver on net investment income from its stated annual rate of 20.00% to 17.50% resulted in a $0.2 million irrevocable fee waiver in Q4 2025. Earnings Summary (1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. (2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.  The Company made gross investment deployments in seven new portfolio companies for a total of $64.0 million, made add-on investments to nine portfolio companies totaling $13.1 million and had net repayments of $1.2 million on revolver loans.  The Company received dispositions and principal repayments of $49.6 million, driven by four full repayments from Bridgepoint Healthcare, LLC, Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC), Event Services America, Inc. (d/b/a Contemporary Services Corporation), and ELM One Call Locators, Inc. (d/b/a One Call Locators, Ltd.). The Company also transferred four investments, comprised of two existing portfolio companies, to the STRS JV totaling $19.2 million.  The debt investments in Alvaria Holdco (Cayman) (d/b/a Aspect Software, Inc.) were realized in Q4 2025. As part of the realization, a portion of the debt was converted into common equity.  The weighted average effective yield on income-producing investments at the end of Q4 2025 was approximately 11.0%, as compared with 11.6% in Q3 2025.  As of December 31, 2025, STRS JV had total assets of $335.9 million. The Company’s return on its investment in STRS JV at the end of Q4 2025 was 13.2%(2) .. Portfolio Highlights  NAV per share at the end of Q4 2025 was $11.68 per share compared with $11.41 per share from Q3 2025.  Gross leverage levels increased slightly during the quarter to 1.26x from 1.24x at the end of Q3 2025. Cash on-hand at the end of Q4 2025 was $29.7 million resulting in net leverage of 1.15x, an increase from 1.07x at the end of Q3 2025.  Repurchased approximately 1.0 million shares outstanding, at an average price of $7.35 per share for a total cost of $7.4 million, resulting in net asset value accretion of approximately $0.18 per share. Balance Sheet Update  Declared a quarterly distribution of $0.25 per share that was paid on January 5, 2026 and a special distribution of $0.035 per share that was paid on December 10, 2025. On March 2, 2026, declared a quarterly distribution of $0.25 per share and a variable supplemental distribution of $0.01 to be paid on April 6, 2026.  Announced a $7.5 million increase in the Stock Repurchase Program, allowing for authorized repurchases up to $22.5 million. Dividend Policy / Other Events

Quarterly Operating Highlights

Unaudited Quarterly Financials *(USD in MM, expect per share data)*	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Total Investment Income (1)	**$ 21.0**	**$ 18.8**	**$ 18.8**	**$ 17.7**	**$ 17.3**
Expenses					
Interest Expense	6.5	6.2	6.1	5.8	5.0
Accelerated Amortization related to Refinancing					
Base Management Fees	2.9	2.8	2.8	2.8	2.7
Performance-based Incentive Fees (2)	2.0	1.7	1.6	1.5	1.4
Other Expenses	1.6	1.3	1.7	1.5	1.6
Total Expenses	**13.0**	**12.0**	**12.2**	**11.6**	**10.7**
Net Investment Income	**$ 8.0**	**$ 6.8**	**$ 6.6**	**$ 6.1**	**$ 6.6**
Net Realized and Unrealized Gain / (Loss)	(4.1)	(2.5)	(4.3)	(6.7)	1.8
Net Increase/(Decrease) in Net Assets from Operations	**$ 3.9**	**$ 4.3**	**$ 2.3**	**$ (0.6)**	**$ 8.4**
Per Share					
Net Investment Income (NII)	*$ 0.34*	*$ 0.29*	*$ 0.28*	*$ 0.26*	*$ 0.29*
Core NII (3)	*$ 0.34*	*$ 0.29*	*$ 0.28*	*$ 0.26*	*$ 0.29*
Net Realized and Unrealized Gain / (Loss)	*$ (0.17)*	*$ (0.10)*	*$ (0.18)*	*$ (0.28)*	*$ 0.08*
Earnings / (Losses)	*$ 0.17*	*$ 0.18*	*$ 0.10*	*$ (0.02)*	*$ 0.36*
Dividends Declared	*$ 0.385*	*$ 0.385*	*$ 0.385*	*$ 0.385*	*$ 0.250*
Special Dividends Declared	*$ 0.245*	*$ -*	*$ -*	*$ -*	*$ 0.035*
Core NII Dividend Coverage	*89%*	*76%*	*73%*	*68%*	*115%*

Note: Numbers may not foot due to rounding.

(1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV.

(2) Net of fee waivers, if any.

(3) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com.

Source: Company filings

WHITEHORSE FINANCE 6

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Calculated as the sum of Total Net Assets and Total Gross Debt Outstanding divided by Total Gross Debt Outstanding. Unaudited Quarterly Financials Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 (USD in MM, expect per share data) Assets Investments at Fair Value 642.2 $ 651.0 $ 629.3 $ 568.4 $ 578.6 $ Cash and Equivalents(1) 19.6 27.8 33.3 45.9 29.7 Other Assets 6.8 8.2 8.3 11.6 6.8 Total Assets 676.8 $ 678.8 $ 670.9 $ 626.0 $ 615.1 $ Liabilities Debt (net of issuance costs) 353.1 361.1 363.2 323.5 323.8 Other Liabilities 37.6 36.2 33.0 37.3 31.5 Total Liabilities 390.7 $ 397.3 $ 396.2 $ 360.8 $ 355.3 $ Total Net Assets 286.1 $ 281.5 $ 274.7 $ 265.2 $ 259.8 $ Total Liabilities and Net Assets 676.8 $ 678.8 $ 670.9 $ 626.0 $ 615.1 $ Net Asset Value per Share 12.31 $ 12.11 $ 11.82 $ 11.41 $ 11.68 $ Leverage Ratio(2) 1.24x 1.30x 1.34x 1.24x 1.26x Net Leverage Ratio(3) 1.15x 1.23x 1.22x 1.07x 1.15x Asset Coverage Ratio(4) 180.4% 177.2% 174.6% 180.7% 179.1%

8 Portfolio Highlights Note: Numbers may not foot due to rounding (1) Fundings, exits and repayments may include non-cash transactions (e.g., PIK, equity issuances). (2) Exits and repayments may include sales to STRS JV. Portfolio Highlights Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 (USD in MM) Portfolio Activity New Investment Commitments 42.0 $ 59.1 $ 53.7 $ 23.2 $ 101.0 $ Gross Fundings (1) 47.2 37.9 43.2 21.9 79.4 Exits and Repayments (1)(2) (37.5) (47.3) (63.1) (76.8) (72.4) Net Fundings / (Repayments) (9.4) $ 9.7 $ (19.8) $ (54.9) $ 7.0 $ Portfolio Rotation 9.9% 9.6% 9.9% 10.4% 9.4% 5.6% 5.3% 5.6% 6.1% 5.9% 12.5% 12.5% 10.6% 12.3% 11.2% Weighted Average Spread Over The Applicable Base Rate Of New Floating Rate Investments Weighted Average Interest Rate On Investment Realizations Or Repayments Weighted Average Interest Rate On New Investments

Portfolio Highlights

($ in MM, except per share data)

Portfolio Investment	Q4 2024	Q1 2025	Q2'25	Q3'25	Q4'25
Total Fair Value of Investments	$ 642.2	$ 651.0	$ 629.3	$ 568.4	$ 578.6
Number of Portfolio Investments	127	134	132	125	129
Number of Portfolio Companies	71	74	71	66	68
Average Investment Size(1)	$ 4.3	$ 4.1	$ 4.0	$ 3.8	$ 3.7
Average Borrower Size(1)	$ 7.6	$ 7.5	$ 7.5	$ 7.1	$ 7.1
Average Debt Investment Size(1)	$ 5.5	$ 5.2	$ 5.0	$ 5.2	$ 5.2
Fair Value as a Percentage of Principal(1)(2)	91.1%	90.6%	94.0%	92.1%	94.6%

Total Portfolio Effective Yield (3)	Q4 2024	Q1 2025	Q2'25	Q3'25	Q4'25
Weighted average effective yield on income-producing investments(1)	12.5%	12.1%	11.9%	11.6%	11.0%
Weighted average effective yield on total portfolio(4)	10.2%	9.6%	9.8%	9.5%	9.1%

Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)(1)	Q4 2024	Q1 2025	Q2'25	Q3'25	Q4'25
Percentage of fixed rate investments	1.3%	1.3%	1.3%	1.3%	1.3%
Percentage of floating rate investments	98.7%	98.7%	98.7%	99.1%	98.7%

Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)(1)	Q4 2024	Q1 2025	Q2'25	Q3'25	Q4'25
Sponsor	66.6%	67.2%	65.9%	65.3%	65.5%
Non-Sponsor	33.4%	32.8%	34.1%	34.7%	34.5%

Total Portfolio Composition by Instrument Type (Fair Value)	Q4 2024	Q1 2025	Q2'25	Q3'25	Q4'25
First lien secured loans	78.2%	79.4%	77.6%	74.7%	74.3%
Second lien secured loans	1.3%	0.5%	0.5%	0.6%	0.8%
Subordinated debt	0.2%	0.2%	0.2%	0.2%	0.2%
STRS JV	16.7%	16.4%	16.9%	18.6%	18.3%
Equity	3.6%	3.5%	4.8%	5.9%	6.3%

Investments on Non-Accrual Status (Debt Investments)	Q4 2024	Q1 2025	Q2'25	Q3'25	Q4'25
Fair Value of Investments on Non-accrual Status	$ 37.0	$ 45.9	$ 24.0	$ 11.5	$ 10.6
Cost of Investments on Non-accrual Status	$ 69.6	$ 79.6	$ 39.9	$ 31.9	$ 19.7
% of Investments on Non-accrual Status (Based on Fair Value of Debt Investments)(5)	6.2%	7.6%	4.2%	2.2%	2.0%
% of Investments on Non-accrual Status (Based on Cost of Debt Investments)(5)	11.0%	12.4%	6.7%	5.9%	3.7%

Note: Not a guarantee of future performance or investment pace.
(1) Does not include investments in STRS JV.
(2) Calculated based on funded principal amounts of debt investments.
(3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.
(4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV.
(5) Includes STRS JV Subordinated Note.
Source: Company filings

WHITEHORSE FINANCE 9

Portfolio Trends Historical Portfolio Trends 10 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non-Accruals (Based on Cost of Investments)(1)(2)(3) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Based on amortized cost of total investments, including STRS JV. (2) BDC Peer Average includes approximately 10-15 publicly traded BDCs with total investments > $500 million & < $1.5 billion. BDC Industry Weighted Average and BDC Industry Median includes approximately 40 publicly traded BDCs. Data is sourced from Raymond James and Company filings as of December 31, 2025. Weighted averages are based on non-accruals as a percentage of amortized cost across total investments. (3)The Company’s Q4 2025 non-accruals is not an indication that the Company performed better than any of the three other measurements during such quarter. 99.9% 100.0% 100.0% 99.8% 99.6% 99.6% 99.1% 98.7% 98.7% 0.1% 0.2% 0.4% 0.4% 0.9% 1.3% 1.3% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Floating Fixed 32% 44% 53% 58% 67% 62% 65% 67% 66% 68% 56% 47% 42% 33% 38% 35% 33% 34% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Sponsor Non-Sponsor 52% 77% 81% 85% 85% 80% 78% 74% 39% 21% 11% 4% 3% 3% 1% 1% 9% 3% 3% 3% 3% 2% 4% 6% 6% 7% 9% 15% 17% 18% 0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 2021 2023 2024 2025 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 2.1% 2.9% 0.0% 5.2% 10.0% 3.2% 3.3% 3.5% 3.3% 3.5% 4.4% 2.8% 2.1% 2.6% 3.2% 2.4% 2.2% 2.6% 2.7% 3.0% 3.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% WHF BDC Peer Average BDC Industry Weighted Average BDC Industry Median

Investment Performance Ratings 11 Investment Performance Ratings (% of Portfolio at Fair Value) Rating 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 1 6.3% 2.3% 22.2% 15.4% 8.6% 18.3% 11.0% 10.7% 10.3% 8.8% 4.7% 2 100.0% 92.4% 100.0% 90.3% 87.0% 83.9% 80.1% 83.3% 61.1% 74.7% 66.2% 59.4% 61.5% 63.4% 66.5% 73.0% 81.2% 3 7.6% 7.9% 13.0% 16.1% 13.6% 13.1% 15.0% 8.9% 22.2% 19.2% 20.1% 17.2% 14.7% 12.0% 7.9% 4 0.0% 0.0% 0.0% 0.6% 1.0% 3.0% 0.9% 6.1% 7.5% 7.4% 4.4% 2.7% 5 1.8% 0.0% 1.3% 1.1% - - 2.2% 1.3% 1.2% 1.1% 1.8% 3.5% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Investment Perfomance Rating Definitions Rating Definition 1 The portfolio company's risk of loss has been reduced relative to initial expectations. 2 The portfolio company is meeting initial expectations with regard to performance and outlook. 3 The investment's risk of loss has increased relative to initial expectation. 4 Investment principal is at a material risk of not being fully repaid. 5 Investment is in payment default and has significant risk of not receiving full repayment.

18.3% 3.5% 3.4% 3.3% 2.6% 2.5% 2.4% 2.4% 2.3% 2.3% 57.0% STRS JV ABB/Con-cise Optical Group LLC Telestream Holdings Corporation Future Payment Technologies, L.P. GTT Communications Global, LLC Motivational Marketing, LLC Zephyr Buyer, L.P. Trimlite Buyer LLC Leviathan Intermediate Holdco, LLC Sleep OpCo LLC Other 12 Note: As of December 31, 2025, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) Borrower and Industry Diversity ~99.7% of WHF loans are senior secured STRS JV 6.7% 6.0% 5.7% 5.7% 5.0% 4.8% 4.3% 4.2% 4.2% 4.1% 4.1% 3.4% 41.8% Air Freight & Logistics Systems Software Data Processing & Outsourced Services Integrated Telecommunication Services Leisure Products Application Software Real Estate Services Health Care Supplies Education Services Technology Hardware, Storage & Peripherals Specialized Consumer Services Home Furnishings Other

Yield & Interest Rate Economic Analysis 13 (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as (a) the actual amount earned on earning investments, including interest and recurring fee income but excluding amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. (5) The base reference rate represents the weighted average base rate for the quarter applied on the 2025 CLO Notes and JPM Revolving Credit Facility borrowings. 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% 13.7% 13.7% 13.8% 13.1% 12.5% 12.1% 11.9% 11.6% 11.0% 8.6% 8.8% 9.4% 10.8% 12.1% 12.6% 12.9% 13.1% 13.2% 13.2% 13.2% 12.5% 12.0% 11.6% 11.4% 11.1% 10.5% 5.7% 5.7% 5.9% 6.8% 7.1% 7.1% 7.1% 7.1% 7.2% 7.2% 7.4% 6.8% 6.4% 6.3% 6.2% 6.1% 5.5% 3.4% 3.5% 4.0% 4.6% 5.5% 6.1% 6.3% 6.5% 6.5% 6.5% 6.4% 6.3% 6.1% 5.8% 5.7% 5.5% 5.5% 0.2% 0.3% 0.9% 2.1% 3.7% 4.8% 5.0% 5.3% 5.4% 5.4% 5.3% 5.2% 4.8% 4.4% 4.2% 4.3% 4.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Effective Yield⁽¹⁾ Income Yield⁽²⁾ Net Investment Spread⁽³⁾ Weighted Average Cost of Debt⁽⁴⁾ Base reference rate⁽⁵⁾

Effective Yield & Dividend Coverage

Debt Portfolio Effective Yield and Borrower Leverage[(1)] From IPO to December 31, 2025



15.5%
14.9%
13.1%
11.8%
11.7%
11.1%
10.7%
11.3%
11.4%
11.7%
11.6%
11.8%
11.9%
11.9%
12.1%
11.8%
11.8%
11.9%
11.9%
11.9%
12.0%
12.0%
11.9%
11.9%
11.7%
11.3%
11.1%
10.4%
9.9%
9.6%
9.9%
9.9%
9.6%
9.5%
9.3%
9.1%
9.2%
9.9%
11.4%
12.6%
13.2%
13.4%
13.6%
13.7%
13.7%
13.8%
13.1%
12.5%
12.1%
11.9%
11.6%
11.0%
2.8x
2.4x
4.1x
3.4x
3.4x
2.1x
4.5x
3.0x
3.8x
2.3x
3.1x
2.7x
3.0x
3.6x
2.9x
3.4x
3.2x
3.5x
3.4x
3.4x
3.2x
3.3x
3.3x
3.5x
3.6x
3.6x
3.6x
3.6x
3.7x
3.8x
3.7x
3.8x
4.0x
4.1x
4.1x
4.1x
4.0x
4.1x
4.1x
4.1x
4.1x
4.1x
4.1x
4.2x
4.1x
4.1x
4.1x
4.1x
4.2x
4.2x
4.2x
4.2x
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Borrower Leverage through WHF Security
Effective Yield

Core NII[(2)] to Dividend Coverage[(3)]



Missed by $0.04
Missed by $0.02
Missed by $0.03
Covered by $0.01
Covered by $0.12
Covered by $0.10
Covered by $0.09
Covered by $0.10
Covered by $0.07
Covered by $0.08
Covered by $0.01
Covered by $0.01
Missed by $0.05
Missed by $0.10
Missed by $0.11
Missed by $0.13
Covered by $0.04
$0.32
$0.36
$0.34
$0.36
$0.33
$0.36
$0.37
$0.36
$0.48
$0.36
$0.46
$0.36
$0.46
$0.37
$0.47
$0.37
$0.46
$0.39
$0.47
$0.39
$0.40
$0.39
$0.39
$0.39
$0.34
$0.39
$0.29
$0.39
$0.28
$0.39
$0.26
$0.39
$0.29
$0.25
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Core NII per share
Dividends per share

Note: Amounts may not foot due to rounding.

(1) *Portfolio leverage is based on investment leverage at inception.*

(2) *Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com*

(3) *Does not include special dividends.*

Source: Company filings

WHITEHORSE FINANCE

14

3 Variable Supplemental Distribution Framework 1. 50% of net investment income in excess of quarterly base distribution 2. Net asset value constraint test, with a maximum of $0.15 per share decline in net asset value over current the preceding two quarters. Supplemental distributions shall not exceed the net asset value $0.20 per share constraint test. 3. On March 2, 2026, declared a variable supplemental distribution of $0.01 to be paid on April 6, 2026. Distribution Framework Supplemental Distribution: Step 1 Q4 2025 Net investment income $ 0.287 Base distribution (0.250) Earnings in excess of base distribution 0.037 50% of excess 0.019 Eligible supplemental distribution (rounded to nearest cent) 0.020 A NAV Constraint Test: Step 2 Q4 2025 Current Quarter NAV $ 11.68 Preceding 2 Quarters NAV 11.82 NAV fluctuation 0.14 Eligible supplemental distribution 0.02 Net NAV fluctuation 0.16 NAV Constraint (not to exceed) (0.15) Maximum eligible supplemental distribution 0.01 B Proposed supplemental distribution 0.01 $ Minimum of A and B 15

NAV Per Share Bridge 16 Note: Numbers may not foot due to rounding. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

Net Asset Value Trends 17 *As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and shows the pro forma to the Company’s NAV per share after payment of regular distributions. Net Asset Value Per Share 15.43 15.55 15.56 14.81 14.21 13.13 12.54 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.10 14.30 13.63 12.31 11.68 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 Net Asset Value If No Special or Supplemental Dividends Were Paid Net Asset Value

9/30/2025 QtQ Change 12/31/2025 Outstanding Debt: Outstanding Debt: $328.5 +$0.0 $328.5 NAV: NAV: $265.2 ($5.4) $259.8 Leverage Migration 18 Note: Numbers may not foot due to rounding. ($ in MM) Leverage Ratio: 1.26x Leverage Ratio: 1.24x Driven by share repurchases Sales & Principal Payments 72.4 Acquisition of Investments 79.4 Net Investment Income 6.6 Dividend Payment 9.8 Balance Sheet Cash 16.2 Stock Repurchase Program 7.4 Other Balance Sheet Changes 1.4 Total $96.6 Total $96.6 Sources Uses

1.38x 1.36x 1.23x 1.27x 1.34x 1.30x 1.32x 1.25x 1.23x 1.26x 1.16x 1.20x 1.24x 1.30x 1.34x 1.24x 1.26x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Debt/ Equity Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of December 31, 2025, WHF had $4.7MM of deferred debt issuance costs. (2) In June 2025, the Company completed a $298.15 million term debt securitization, of which the 2025 Senior CLO Notes, totaling $174.0 million were issued through a private placement. The Class B Notes, Class C Notes and 2025 Subordinated CLO Notes are fully retained by the Company and eliminated upon consolidation. (3) Gross leverage excluding cash. 3 Current Debt Outstanding (as of December 31, 2025) Outstanding Weighted Average Interest Rate Maturity (1) ($ in MM) Commitment 2030 S+2.250% payable quarterly Revolving Credit Facility $100.0 $0.0 2037 S+1.700% payable quarterly 2025 Senior Secured CLO Notes $174.0 $174.0 (2) 2026 5.375% payable semi-annually; Unsecured 5.375% 2026 Notes $10.0 $10.0 2026 4.000% payable semi-annually; Unsecured 4.000% 2026 Notes $75.0 $75.0 2027 5.625% payable semi-annually; Unsecured 5.625% 2027 Notes $10.0 $10.0 2028 4.250% payable semi-annually; Unsecured 4.250% 2028 Notes $25.0 $25.0 2028 7.875% payable quarterly; Unsecured $34.5 $34.5 7.875% 2028 Notes (NASDAQ: WHFCL) 5.4% weighted average cost of debt Total Debt $428.5 $328.5 $259.8 NA Total Shareholders’ Equity/Net Assets Funding Profile Gross Debt to Equity(3) 1.00x-1.35x Target Leverage 19

20 Appendix

Origination Footprint Regional Direct Origination Footprint  Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions  Dedicated direct lending team of 72 investment and origination professionals  Regional footprint with 21 dedicated direct lending originators in 12 North American offices  Global platform of approximately 520 investment professionals across 18 offices in 9 countries and 3 continents  Additional 25+ generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market 21 Existing offices with senior originators Headquarters of a current portfolio company Headcount data as of December 31, 2025. (Calgary) Los Angeles Miami New York Boston Atlanta Stamford San Francisco Dallas Cincinnati Washington, D.C. (Winnipeg) Chicago Alaska Nashville

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. As of December 31, 2025 STRS JV had $2.4MM of deferred debt issuance costs. 3 Maturity Weighted Average Interest Rate Outstanding(1) ($ in MM) Commitment 2029 S+2.25% payable quarterly $171.9 $262.5 ($75 Accordion Feature) Revolving Credit Facility N/A S+6.50% Subordinated Note $140.0 $128.5 payable quarterly 7.8% weighted average cost of debt Total Debt $402.5 $300.4 Equity $35.0 $32.9 N/A N/A STRS JV Key Terms and Funding Profile  WHF and STRS Ohio have committed to provide up to $175 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $60 million and WHF providing $115 million  WHF and STRS Ohio share voting control 50%/50%  Equity ownership of 65.71% WHF and 34.29% STRS  An affiliate of H.I.G. provides day-to-day administrative oversight Key Terms Current Debt Outstanding (as of December 31, 2025) ($ in MM) 22

23 Note: As of December 31, 2025, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 5.5% 5.3% 4.2% 4.1% 4.1% 4.1% 3.9% 3.8% 3.5% 3.3% 58.2% Source Code Holdings, LLC Marlin DTC-LS Midco 2, LLC Juniper Landscaping Holdings LLC AB Centers Acquisition Corporation Drew Foam Companies Inc RCKC Acquisitions LLC Forward Solutions, LLC Pirtek Holdco, LLC Quest Events, LLC MGT Merger Target, LLC NM Z Holdco Inc. 10.8% 9.1% 7.3% 7.0% 5.9% 5.5% 4.7% 5.3% 4.6% 4.1% 3.8% 3.2% 28.7% IT Consulting & Other Services Environmental & Facilities Services Diversified Support Services Building Products Advertising Technology Hardware, Storage & Peripherals Broadline Retail Construction & Engineering Paper & Plastic Packaging Products & Materials Health Care Facilities Real Estate Services Household Products Other

Origination Pipeline Funnel(1)

Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance

Approximately 70 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF

\+

20+ person business development team seeks opportunities from H.I.G.'s proprietary database of over 21,000 contacts (telephonic salesforce)

\+

Deals being sourced by over 500 Investment Professionals across H.I.G.'s platform

Typical Underwriting Process: 3-6 months	**Total**	**% of Sourced**
Opportunities Reviewed	**13,461**	*100.0%*
Initial Due Diligence	**3,048**	*22.0%*
Term Sheets Delivered	**788**	*5.7%*
Closed Transactions	**311**	*2.2%*

- With access to H.I.G. Capital's extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market
- Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits

(1) Origination Pipeline figures reflect 2014 through December 31, 2025.

WHITEHORSE FINANCE 24

Corporate Data

Board of Directors
John Bolduc
Chairman of the Board

Stuart Aronson
Director

Jay Carvell
Director

G. Stacy Smith
Independent Director

Rick P. Frier
Independent Director

Rick D. Puckett
Independent Director

John P. Volpe
Independent Director

Investment Committee
Sami Mnaymneh
Co-Founder, Co-Executive Chairman and CEO of H.I.G. Capital

Anthony Tamer
Co-Founder and Co-Executive Chairman of H.I.G. Capital

Stuart Aronson
Chief Executive Officer and Director

Mark Bernier
Managing Director of WhiteHorse Capital - U.S.

John Bolduc
Chairman of the Board, Executive Managing Director of H.I.G. Capital

Javier Casillas
Chief Investment Officer and Managing Director of WhiteHorse Capital - U.S.

Pankaj Gupta
CEO and Managing Director of WhiteHorse Capital - U.S.

Sobia Khaliq
Managing Director of WhiteHorse Capital - U.S.

David Indelicato
Managing Director of WhiteHorse Capital - U.S.

Brian Schwartz
Co-President of H.I.G. Capital

John Yeager
Managing Director of WhiteHorse Capital - U.S.

Corporate Executive Officers
Stuart Aronson
Chief Executive Officer

Marco Collazos
Chief Compliance Officer

Joyson Thomas
Chief Financial Officer

Research Coverage
Sean-Paul Adams
B. Riley FBR

Rick Shane
J.P. Morgan

Christopher Nolan
Ladenburg Thalmann & Co. Inc.

Mitchel Penn
Oppenheimer & Co.

Robert Dodd
Raymond James

Corporate Counsel
Dechert LLP
New York, NY

Corporate Headquarters
1450 Brickell Avenue
31st Floor
Miami, FL 33131

Transfer Agent
Equiniti Trust Company, LLC
New York, NY

Investor Relations Contact
1450 Brickell Avenue
31st Floor
Attention: Investor Relations
Miami, FL 33131
(305) 381-6999

Independent Registered Public Accounting Firm
Crowe LLP
Chicago, IL

Equity Securities Listing
NASDAQ: WHF

Please visit our website at:
www.whitehorsefinance.com

WHITEHORSE FINANCE
25